UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2011

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2011 Calpine Corporation (the “Company”) issued a press release announcing its financial and operating results for the quarter ended March 31, 2011. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference herein. As set forth in the press release, the Company will host a conference call to discuss its financial and operating results for the first quarter of 2011 on Friday, April 29, 2011, at 9 a.m. ET / 8 a.m. CT. A listen-only webcast of the call may be accessed through the Company’s website at www.calpine.com, or by dialing 800-967-7187 at least 10 minutes prior to the beginning of the call.

An archived recording of the call will be made available for a limited time on the Company’s website and can also be accessed by dialing 888-203-1112 (or 719-457-0820 for international listeners) and providing confirmation code 8085815. Presentation materials to accompany the conference call will be made available on our website on April 29, 2011.

The information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated April 29, 2011.*
__________
*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: April 29, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated April 29, 2011.*
__________
*	Furnished herewith.

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